Exhibit 23.1
Consent of Stark, Winter, Schenkein and Co., LLP

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated December 30, 2005, of Liska Biometry, Inc. of our report dated April 19, 2005, relating to the financial statements of Liska Biometry, Inc. as of December 31, 2004.

                             Stark Winter Schenkein & Co., LLP
                             Certified Public Accountants

December 30, 2005
Denver, Colorado